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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 26, 2000


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                               AMFM OPERATING INC.
             (Exact name of Registrant as specified in its charter)



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
                 DELAWARE                                000-22486                          13-3649750
              (State or other                    (Commission File Number)                (I.R.S. Employer
      jurisdiction of incorporation)                                                  Identification Number)

       1845 WOODALL RODGERS FREEWAY
                SUITE 1300                                                                     75201
               DALLAS, TEXAS                                                                (Zip code)
           (Address of principal
            executive offices)
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       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      PREVIOUS INDEPENDENT ACCOUNTANTS

(i) On August 30, 2000, Clear Channel Communications, Inc. ("Clear Channel") acquired AMFM Inc. ("AMFM"), indirect parent of AMFM Operating Inc. (the "Company"). As a result of the merger, AMFM stockholders received 0.94 shares of Clear Channel common stock, on a fixed exchange basis, for each share of AMFM common stock held on the closing date of the transaction and AMFM became a wholly-owned subsidiary of Clear Channel.

         The Board of Directors of Clear Channel had previously approved the appointment of Ernst & Young LLP as auditors of Clear Channel and its subsidiaries. Accordingly, on September 26, 2000, the Company dismissed PricewaterhouseCoopers LLP, previous auditors of AMFM and its subsidiaries, including the Company, as its independent accountants.

(ii) The reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through September 26, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through September 26, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 27, 2000, is filed as Exhibit 16 to this Form 8-K.

(b)      NEW INDEPENDENT ACCOUNTANTS

(i) The Company engaged Ernst & Young LLP as its new independent accountants as of September 26, 2000. During the two most recent fiscal years and through September 26, 2000, the Company has not consulted with Ernst & Young LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements and either a written report was provided to the Company or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

16       --     Letter from PricewaterhouseCoopers LLP to the Securities and
                Exchange Commission pursuant to Item 304(a)(3) of Regulation
                S-K.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     AMFM OPERATING INC.
                                     (Registrant)



                                     By: /s/ ERIC C. SIMONTIS
                                         ---------------------------------------
                                             Eric C. Simontis
                                             Vice President and Controller


Date:    September 29, 2000



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                               INDEX TO EXHIBITS

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
   EXHIBIT
   NUMBER           DESCRIPTION
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
     16      --     Letter from PricewaterhouseCoopers LLP to the Securities and
                    Exchange Commission pursuant to Item 304(a)(3) of Regulation
                    S-K.
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